[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) UNION STANDARD(R)
                         EQUITY FUND

                         SEMIANNUAL REPORT o MARCH 31, 2000




                    -----------------------------------------
                       MUTUAL FUND GIFT KITS (see page 27)
                    -----------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Trustees and Officers ..................................................... 29

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Historically, there have been two ways that shareholders in stocks and stock mutual funds could potentially make money: capital gains from share price appreciation and dividend payments. Over the past decade, however, it appears to us that dividends have become less and less relevant as a means of profiting from stock investments. Investors who in the past may have counted on dividend payments from stocks or stock funds as a source of income are sometimes finding their payments are no longer meeting their needs. In the balance of this letter, we'd like to address why that has happened, why this may in some ways be good for investors, and what investors may want to do to adjust to the new reality of shrinking dividends.

A FUNDAMENTAL CHANGE
When a company pays a dividend, it is essentially sharing its profits with stockholders. Until the 1950s, paying a dividend was standard practice for a majority of American companies; dividend payments were virtually required to compensate investors for taking on the risks associated with investing in stocks.

What has happened in the ensuing decades, however, is a fundamental change in the way investors view the stock market. The tremendous popularity of Individual Retirement Accounts and 401(k) retirement plans has introduced a flood of new investors to stocks and stock mutual funds, and a generally rising market through most of the past decade has made the experience a very positive one for many of those shareholders.

As a result, investors appear to be focusing much more on share price and on company earnings -- which we believe are the strongest long-term driver of share prices -- than on dividend payments. Summing up the trend, The New York Times commented on January 4, 2000, that "a growing portion of corporate America appears to be concluding that dividends are no longer needed to attract investors and are therefore an unnecessary cost of doing business. Fewer companies are raising dividends, and more and more major companies do not bother to pay them at all."

BENEFITS FOR INVESTORS
In assessing whether or not this trend is good for investors, it may help to look at what shareholders have traditionally regarded as the benefits of dividends. One benefit was that a dividend payment served as an indication that a company was in good health, because it was generating profits that it could share with its investors. However, there are other ways for a corporation to use its profits that over the long term may benefit shareholders more than a dividend.

As part of the MFS Original Research(R) process that we use in evaluating potential investments, one thing we look for is companies that are investing their profits back in their businesses. Profits can be used to fund additional research, product development, marketing, and other areas that may improve the earnings of a company and potentially result in higher stock prices. Share buybacks are another way we like to see a company reinvest its profits. By buying back its own shares and thus reducing the number of shares outstanding, a company may increase the value of existing shares. Over the long term, we believe such actions may benefit shareholders more than a dividend payment. An additional reason we feel dividends are an inefficient way for a company to use its profits is that dividend payouts are subject to double taxation: once as corporate profits and a second time as ordinary income to shareholders.

POTENTIAL DOWNSIDE PROTECTION
"Downside protection" is a second potential benefit that investors have historically attributed to dividends. The reasoning went that, during a bad market period, a stockholder could at least count on dividend payments to somewhat counteract the effect of declining share prices. We believe, however, that the best long-term protection against market volatility is simply investing in good businesses -- which is why our research is focused on identifying companies with the potential to grow earnings over the long haul, taking down markets in their stride.

And although dividend payments may appear to provide some short-term protection against volatility, over the past decade stock prices in general have risen much faster than dividends, making most dividend payments too small to provide significant protection. In 1999, for example, the average dividend yield of stocks in the Standard & Poor's 500 Composite Index was only 1.21%(1) -- whereas yields had averaged in the 3% - 4% range or greater during the decades of the 1960s, '70s, and '80s.(2)

ALTERNATE INCOME STREAMS
A third benefit of stock dividend payments has traditionally been that they may provide a steady stream of income, allowing an investor to receive money from stock or stock mutual fund investments without selling shares. This benefit has often been used to provide retirement income. Over the past decade, however, many investors have found their dividend checks shrinking while the value of their holdings may have appreciated considerably.

Intuitively, receiving a stream of dividend income without reducing the principal in one's account may seem preferable to selling shares to generate income. But investors should also bear in mind the tax consequences of dividend income. Dividends are federally taxed as ordinary income, whereas profits from selling stock or mutual fund shares held more than one year are taxed at the capital gains rate of 20% -- which for many investors is lower than their ordinary income tax bracket. Many shareholders may find themselves paying lower taxes on profits from share appreciation than on dividend income. Given the current reality of low and declining stock dividends, we would suggest that investors seeking an income stream from their equity portfolio talk with their investment professionals about alternate payout methods. Two possible strategies are systematic withdrawals and bond investing.

With a systematic withdrawal, an investor's account is set up to sell shares in order to pay out a fixed amount on a regular schedule. The advantage of this approach is that the payout amount is always the same, regardless of market fluctuations or variations in dividends paid by the holdings in the account. In a period when the market is rising, share price appreciation may in fact compensate for some selling of holdings. Of course, the disadvantage of a systematic withdrawal is that, depending on the payout amount, the principal balance in the account will most likely shrink as shares are sold. At some point an investor can potentially run out of money.

For investors who feel more comfortable not drawing down their account principal, bond funds may present an attractive alternative for providing an income stream. High-yield bond funds, in particular, may offer the potential for higher dividend yields than many stock funds are offering today. A disadvantage is that, historically, bond funds have not tended to offer as much potential for long-term share price appreciation as have stock funds. Investors should also understand that, although investments in lower-rated securities such as high yield bonds may provide greater returns, they are also associated with greater than average risk.(3) We suggest that investors work with their investment professionals to determine whether a bond fund or systematic withdrawal plan may meet their needs within their expected time frame.

As with most major changes in the financial markets, the overall decline in stock dividend payments presents a combination of challenges and potential benefits for investors. We feel that most investors will be best served by working with their investment professionals to continually monitor such changes in the financial markets, as well as changes in their own situations, and adjusting their portfolios accordingly. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 18, 2000
------------
(1) Source: Standard & Poor's. The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.
(2) Source: FactSet Research. The dividend yield of a stock is calculated by dividing the dividend per share by the current market price per share.
(3) These risks may increase share price volatility. Please see a prospectus for details.

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended March 31, 2000, Class A shares of the Fund provided a total return of -4.70%, Class B shares -5.08%, Class C shares -5.01%, and Class I shares -4.54%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 17.50% return over the same period for the Fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance, for the same period. The Fund's returns also compare to a 9.84% return for the average large-cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q.  CAN YOU TELL US ABOUT THE RECENT CHANGES TO THE PORTFOLIO?

A. On March 1, we became co-managers of the Fund, replacing Mitchell Dynan. Since that time, we have significantly restructured the portfolio in an effort to improve relative returns. Over the past few years the technology sector has become the largest in the S&P 500, and we believe it will continue to be an important factor in the U.S. economy's future productivity gains. Technology firms have relatively little union representation, however, and they are largely absent from the Union Conscious List. In order to help balance the portfolio against this widening sector deficit, we decided to more fully utilize the Fund's existing 35% investment capability outside the Union Conscious List. The Fund's largest holdings now include names such as Cisco, Intel, Time Warner, AT&T, and Oracle, all of which we believe can help provide favorable long-term growth and relative stability given their industry leadership positions and their strong potential earnings growth. As part of the portfolio restructuring, we also have implemented a quantitative process to monitor risk and to enhance the contribution of MFS Original Research(R) to the Fund's stock selection.

Q. IT WAS A DIFFICULT PERIOD FOR FUND PERFORMANCE. WHAT PRIMARY FACTORS CAUSED THE FUND TO LAG THE S&P 500 AND THE LIPPER AVERAGE?

A. During most of the period, investors continued to pour money into technology stocks, which helped drive the strong performance of the S&P 500. As a result, the Fund's significant underweighting in technology and telecommunications stocks compared to its benchmark and its Lipper peer group was the primary detractor from relative performance. Although we've recently used more of the Fund's latitude to purchase additional technology shares, during most of the period we avoided these names.

Q.  WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

A. CMS Energy was a significant detractor but has been since sold out of the portfolio. The company cut its earnings outlook and announced a corporate restructuring. Another detractor was Xerox, which posted poor earnings in each of the last two quarters and its stock suffered corresponding price declines. Among consumer goods holdings, Dial Corp. reported poor revenues, and its stock price depreciated significantly. The Fund's positions in pharmaceutical companies such as Bristol-Myers Squibb, Johnson & Johnson, and Schering Plough were also poor performers. Despite some company-specific problems within the industry, this industry has attracted more recent interest as investors look beyond technology for earnings growth.

Q.  WHAT WORKED WELL FOR THE FUND DURING THE PAST SIX MONTHS?

A. Our largest position, multi-industry company General Electric, appreciated over 30% during the period and had the greatest positive impact on the portfolio. The best absolute performer held by the Fund was Corning Inc., a technology-related stock that experienced much better-than-expected demand for its fiber-optic products. Although we sold our positions in Marsh & McLennan and Hartford Financial Services and we are now underweighted in financial services, these names along with Citigroup contributed to performance despite the negative impact of higher interest rates. The Fund's positions in American Home Products and Time Warner, both merger-related issues, also helped performance.

Q.  WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. The Fund remains committed to companies and industries that have strong union representation. By focusing on the highest-quality companies with dependable earnings growth across a wide range of industries, we believe the portfolio is well positioned for long-term growth. We believe that the recent market gyrations reflect a necessary adjustment of relative value within the U.S. equity market, and that this period is best weathered by the Fund's more balanced posture.

/s/ James M. Perkins                       /s/ Lisa B. Nurme

    James M. Perkins                           Lisa B. Nurme
    Portfolio Manager                          Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   JAMES M. PERKINS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. HE JOINED MFS IN 1983 AS A PROGRAMMER/ANALYST. HE BECAME ASSISTANT VICE PRESIDENT AND DIRECTOR OF EQUITY TECHNOLOGY AND QUANTITATIVE RESEARCH IN 1986, VICE PRESIDENT IN 1990, SENIOR QUANTITATIVE ANALYST IN 1999, AND A PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND ON
   MARCH 1, 2000. HE IS A GRADUATE OF DARTMOUTH COLLEGE.

   LISA B. NURME IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND DIRECTOR OF CONSERVATIVE PORTFOLIO MANAGEMENT. SHE IS PORTFOLIO MANAGER OF MFS(R) EQUITY INCOME FUND AND THE EQUITY INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND, MFS(R) TOTAL RETURN FUND, MFS(R) TOTAL RETURN SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE TOTAL RETURN SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, AND DIRECTOR OF CONSERVATIVE PORTFOLIO MANAGEMENT IN 1999. MS. NURME IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYST. OUR PORTFOLIO MANAGERS ARE SUPPORTED
   BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                      SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          JANUARY 14, 1994

  CLASS INCEPTION:                CLASS A  AUGUST 7, 1997
                                  CLASS B  AUGUST 11, 1997
                                  CLASS C  AUGUST 11, 1997
                                  CLASS I  JANUARY 14, 1994

  SIZE:                           $73.7 MILLION NET ASSETS AS OF MARCH 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 2000

CLASS A
                                          6 Months        1 Year       3 Years        5 Years          Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                              -4.70%       - 8.24%       +36.95%       +113.56%       +118.37%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --         - 8.24%       +11.05%       + 16.39%       + 13.41%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --         -13.52%       + 8.88%       + 15.02%       + 12.33%
------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years        5 Years          Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                              -5.08%       - 8.84%       +34.96%       +110.45%       +115.19%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --         - 8.84%       +10.51%       + 16.05%       + 13.14%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --         -11.98%       + 9.69%       + 15.82%       + 13.14%
------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 14, 1994, through
  March 31, 2000.

CLASS C
                                          6 Months        1 Year       3 Years        5 Years          Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                              -5.01%       - 8.78%       +35.19%       +110.81%       +115.56%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --         - 8.78%       +10.57%       + 16.09%       + 13.17%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --         - 9.56%       +10.57%       + 16.09%       + 13.17%
------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years        5 Years          Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                              -4.54%       - 7.90%       +38.49%       +115.96%       +120.83%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --         - 7.90%       +11.47%       + 16.65%       + 13.61%
------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 14, 1994, through
  March 31, 2000.

NOTES TO PERFORMANCE SUMMARY

The Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class A, B, and C share performance include the performance of the Fund's Class I shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class A, B, and C shares are higher than those of Class I shares, the blended Class A, B, and C share performance is higher than it would have been had Class A, B, and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2000

               FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                                   29.3%
               UTILITIES & COMMUNICATIONS                   14.1%
               INDUSTRIAL GOODS & SERVICES                  10.3%
               HEALTH CARE                                   8.7%
               CONSUMER STAPLES                              7.2%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  6.1%                      BRISTOL-MYERS SQUIBB CO.  2.8%
Diversified manufacturing and financial         Pharmaceutical products company
services conglomerate
                                                TIME WARNER, INC.  2.5%
MICROSOFT CORP.  4.3%                           Publishing and entertainment
Computer software and systems company           company

                                                AT&T CORP.  2.0%
CISCO SYSTEMS, INC.  4.2%                       Telecommunications and services
Computer network developer                      company

                                                ORACLE CORP.  1.9%
INTEL CORP.  3.7%                               Database software developer and
Semiconductor manufacturer                      manufacturer

                                                ANHEUSER-BUSCH COS., INC.  1.8%
EXXON MOBIL CORP.  3.2%                         International beverage company
International oil and gas company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2000

Stocks - 97.6%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                   VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 96.8%
  Aerospace - 2.2%
    General Dynamics Corp.                                                14,780             $   735,305
    United Technologies Corp.                                             14,300                 903,581
                                                                                             -----------
                                                                                             $ 1,638,886
--------------------------------------------------------------------------------------------------------
  Airlines - 0.4%
    UAL Corp.                                                              5,200             $   311,350
--------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Harley-Davidson, Inc.                                                  5,700             $   452,438
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.5%
    Firstar Corp.                                                         15,900             $   364,706
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.9%
    Hewlett-Packard Co.                                                    4,800             $   636,300
    International Business Machines Corp.                                  8,600               1,014,800
    Sun Microsystems, Inc.*                                                9,500                 890,180
    Xerox Corp.                                                           12,600                 327,600
                                                                                             -----------
                                                                                             $ 2,868,880
--------------------------------------------------------------------------------------------------------
  Business Services - 2.6%
    DST Systems, Inc.*                                                     8,300             $   538,981
    First Data Corp.                                                      20,400                 902,700
    United Parcel Service, Inc.                                            7,930                 499,590
                                                                                             -----------
                                                                                             $ 1,941,271
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.8%
    Rohm & Haas Co.                                                       12,800             $   571,200
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Dell Computer Corp.*                                                  13,900             $   749,731
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.5%
    America Online, Inc.*                                                 14,000             $   941,500
    Microsoft Corp.*                                                      29,000               3,081,250
                                                                                             -----------
                                                                                             $ 4,022,750
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.7%
    EMC Corp.*                                                             5,900             $   737,500
    Yahoo, Inc.*                                                           2,900                 496,988
                                                                                             -----------
                                                                                             $ 1,234,488
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.2%
    Computer Associates International, Inc.                                3,600             $   213,075
    Oracle Corp.*                                                         17,700               1,381,706
                                                                                             -----------
                                                                                             $ 1,594,781
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.8%
    Tyco International Ltd.                                               26,340             $ 1,313,708
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.6%
    Martin Marietta Materials, Inc.                                       10,079             $   478,753
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.1%
    Clorox Co.                                                            21,140             $   687,050
    Colgate-Palmolive Co.                                                 13,860                 781,357
    Dial Corp.                                                            27,100                 372,625
    Kimberly-Clark Corp.                                                   8,000                 448,000
                                                                                             -----------
                                                                                             $ 2,289,032
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 6.8%
    Emerson Electric Co.                                                  11,200             $   592,200
    General Electric Co.                                                  28,440               4,413,532
                                                                                             -----------
                                                                                             $ 5,005,732
--------------------------------------------------------------------------------------------------------
  Electronics - 5.0%
    Analog Devices, Inc.*                                                  4,400             $   354,475
    Intel Corp.                                                           20,200               2,665,137
    LSI Logic Corp.*                                                       4,200                 305,025
    Micron Technology, Inc.*                                               3,000                 378,000
                                                                                             -----------
                                                                                             $ 3,702,637
--------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Dynegy, Inc.                                                           5,400             $   338,850
--------------------------------------------------------------------------------------------------------
  Entertainment - 3.7%
    CBS Corp.*                                                            16,200             $   917,325
    Time Warner, Inc.                                                     17,900               1,790,000
                                                                                             -----------
                                                                                             $ 2,707,325
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Citigroup, Inc.                                                       16,700             $   990,519
    Morgan Stanley Dean Witter & Co.                                       4,800                 391,500
    Schwab (Charles) Corp.                                                 5,400                 306,787
                                                                                             -----------
                                                                                             $ 1,688,806
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.9%
    Anheuser-Busch Cos., Inc.                                             21,300             $ 1,325,925
    Hershey Foods Corp.                                                    6,300                 307,125
    Keebler Foods Co.                                                     16,500                 473,344
    Quaker Oats Co.                                                       13,300                 806,312
                                                                                             -----------
                                                                                             $ 2,912,706
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Bowater, Inc.                                                          7,700             $   410,988
    Weyerhaeuser Co.                                                      11,000                 627,000
                                                                                             -----------
                                                                                             $ 1,037,988
--------------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                                      9,200             $   349,600
    Ingersoll Rand Co.                                                     9,700                 429,225
                                                                                             -----------
                                                                                             $   778,825
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 8.1%
    American Home Products Corp.                                          17,120             $   918,060
    Bristol-Myers Squibb Co.                                              34,780               2,008,545
    Johnson & Johnson Co.                                                 15,760               1,104,185
    Merck & Co., Inc.                                                     18,700               1,161,737
    Schering Plough Corp.                                                 21,400                 786,450
                                                                                             -----------
                                                                                             $ 5,978,977
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.4%
    PE Corp.                                                               2,800             $   270,200
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Alcoa, Inc.                                                           10,200             $   716,550
--------------------------------------------------------------------------------------------------------
  Oils - 6.2%
    Chevron Corp.                                                         13,160             $ 1,216,478
    Conoco, Inc.                                                          39,200               1,004,500
    Exxon Mobil Corp.                                                     29,861               2,323,559
                                                                                             -----------
                                                                                             $ 4,544,537
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    New York Times Co.                                                     9,800             $   420,788
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.4%
    Cendant Corp.*                                                        16,900             $   312,650
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.4%
    SPX Corp.*                                                             2,600             $   296,238
--------------------------------------------------------------------------------------------------------
  Stores - 2.5%
    Costco Wholesale Corp.*                                               15,600             $   819,975
    CVS Corp.                                                             19,300                 724,956
    TJX Cos., Inc.                                                        12,500                 277,344
                                                                                             -----------
                                                                                             $ 1,822,275
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Kroger Co.*                                                           38,080             $   668,780
    Safeway, Inc.*                                                        15,720                 711,330
                                                                                             -----------
                                                                                             $ 1,380,110
--------------------------------------------------------------------------------------------------------
  Telecommunications - 18.0%
    Alltel Corp.                                                           9,300             $   586,481
    AT&T Corp.                                                            25,900               1,456,875
    Bell Atlantic Corp.                                                   21,100               1,289,738
    Cisco Systems, Inc.*                                                  39,400               3,046,112
    Corning, Inc.                                                          4,800                 931,200
    General Motors Corp., "H"*                                             3,300                 410,850
    GTE Corp.                                                             11,100                 788,100
    Lucent Technologies, Inc.                                             12,600                 765,450
    Motorola, Inc.                                                         3,500                 498,313
    Nortel Networks Corp.                                                  7,700                 970,200
    QUALCOMM, Inc.*                                                        4,800                 716,700
    SBC Communications, Inc.                                              22,308                 936,936
    Sprint Corp.                                                          13,940                 878,220
                                                                                             -----------
                                                                                             $13,275,175
--------------------------------------------------------------------------------------------------------
  Transportation - 0.6%
    Union Pacific Corp.                                                   11,800             $   461,675
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.7%
    AES Corp.*                                                             5,700             $   448,875
    NiSource, Inc.                                                        46,500                 784,688
    Pinnacle West Capital Corp.                                           23,330                 657,614
    Texas Utilities Co.                                                   28,600                 849,062
                                                                                             -----------
                                                                                             $ 2,740,239
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Columbia Energy Group                                                  5,300             $   314,025
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.1%
    BellSouth Corp.                                                       16,700             $   784,900
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $71,323,182
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.8%
  Canada - 0.8%
    Seagrams Ltd. (Conglomerates)                                          9,700             $   577,150
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $62,507,254)                                                  $71,900,332
--------------------------------------------------------------------------------------------------------

Short-Term Obligation - 3.1%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 4/03/00,
      at Amortized Cost                                                  $ 2,255             $ 2,254,242
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $64,761,496)                                             $74,154,574

Other Assets, Less Liabilities - (0.7)%                                                         (500,217)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $73,654,357
--------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
MARCH 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $64,761,496)              $74,154,574
  Cash                                                                    4,955
  Receivable for Fund shares sold                                        39,867
  Dividends and interest receivable                                      74,221
  Other assets                                                              507
                                                                    -----------
      Total assets                                                  $74,274,124
                                                                    -----------
Liabilities:
  Payable for Fund shares reacquired                                $   617,851
  Payable to affiliates -
    Management fee                                                        1,310
    Reimbursement fee                                                       403
    Distribution and service fee                                            203
                                                                    -----------
      Total liabilities                                             $   619,767
                                                                    -----------
Net assets                                                          $73,654,357
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $64,911,947
  Unrealized appreciation on investments                              9,393,078
  Accumulated net realized loss on investments                       (1,079,600)
  Accumulated undistributed net investment income                       428,932
                                                                    -----------
      Total                                                         $73,654,357
                                                                    ===========
Shares of beneficial interest outstanding                            5,489,446
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $11,119,873 / 833,591 shares of
     beneficial interest outstanding)                                 $13.34
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $14.15
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,510,753 / 189,026 shares of beneficial
     interest outstanding)                                            $13.28
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,085,539 / 82,052 shares of beneficial
     interest outstanding)                                            $13.23
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $58,938,192 / 4,384,777 shares of
     beneficial interest outstanding)                                 $13.44
                                                                      ======

On sales of $50,000 or more, the offering price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   653,920
    Interest                                                            187,154
                                                                    -----------
      Total investment income                                       $   841,074
                                                                    -----------
  Expenses -
    Management fee                                                  $   279,234
    Trustees' compensation                                                2,700
    Shareholder servicing agent fee                                      42,959
    Distribution and service fee (Class A)                               22,642
    Distribution and service fee (Class B)                               15,717
    Distribution and service fee (Class C)                                8,381
    Administrative fee                                                    4,609
    Custodian fee                                                        15,310
    Printing                                                             22,223
    Postage                                                               4,814
    Auditing fees                                                         2,000
    Legal fees                                                            2,635
    Miscellaneous                                                        22,793
                                                                    -----------
      Total expenses                                                $   446,017
    Reduction of expenses by investment adviser                         (30,214)
    Fees paid indirectly                                                 (3,912)
                                                                    -----------
      Net expenses                                                  $   411,891
                                                                    -----------
        Net investment income                                       $   429,183
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                    $  (972,841)
  Change in unrealized depreciation on investments                   (2,817,147)
                                                                    -----------
        Net realized and unrealized loss on investments             $(3,789,988)
                                                                    -----------
          Decrease in net assets from operations                    $(3,360,805)
                                                                    ===========

See notes to financial statements.


Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                     YEAR ENDED
                                                                MARCH 31, 2000             SEPTEMBER 30, 1999
                                                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    429,183                   $    861,667
  Net realized gain (loss) on investments                            (972,841)                    12,658,549
  Net unrealized loss on investments                               (2,817,147)                    (8,556,998)
                                                                 ------------                   ------------
    Increase (decrease) in net assets from operations            $ (3,360,805)                  $  4,963,218
                                                                 ------------                   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $    (72,234)                  $    (87,862)
  From net investment income (Class B)                                   --                           (9,675)
  From net investment income (Class C)                                 (6,489)                        (5,088)
  From net investment income (Class I)                               (593,238)                      (686,646)
  From net realized gain on investments (Class A)                  (1,872,010)                      (996,694)
  From net realized gain on investments (Class B)                    (466,947)                      (238,729)
  From net realized gain on investments (Class C)                    (333,356)                      (101,449)
  From net realized gain on investments (Class I)                  (9,120,052)                    (6,183,480)
                                                                 ------------                   ------------
    Total distributions declared to shareholders                 $(12,464,326)                  $ (8,309,623)
                                                                 ------------                   ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                   $(14,789,942)                  $ 16,821,625
                                                                 ------------                   ------------
      Total increase (decrease) in net assets                    $(30,615,073)                  $ 13,475,220
Net assets:
  At beginning of period                                          104,269,430                     90,794,210
                                                                 ------------                   ------------

At end of period (including accumulated undistributed net
  investment income of $428,932 and $671,710, respectively)      $ 73,654,357                   $104,269,430
                                                                 ============                   ============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                 SEPTEMBER 30,                  PERIOD ENDED
                                                SIX MONTHS ENDED         -----------------------------         SEPTEMBER 30,
                                                  MARCH 31, 2000                1999              1998                 1997*
                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $16.33              $16.85            $16.40                $16.13
                                                          ------              ------            ------                ------
Income from investment operations# -
  Net investment income(S)                                $ 0.06              $ 0.10            $ 0.10                $ 0.03
  Net realized and unrealized gain (loss) on
    investments                                            (0.68)               0.88              1.92                  0.24
                                                          ------              ------            ------                ------
      Total from investment operations                    $(0.62)             $ 0.98            $ 2.02                $ 0.27
                                                          ------              ------            ------                ------
Less distributions declared to shareholders -
  From net investment income                              $(0.09)             $(0.12)           $(0.18)               $ --
  From net realized gain on investments                    (2.28)              (1.38)            (1.39)                 --
                                                          ------              ------            ------                ------
      Total distributions declared to shareholders        $(2.37)             $(1.50)           $(1.57)               $ --
                                                          ------              ------            ------                ------
Net asset value - end of period                           $13.34              $16.33            $16.85                $16.40
                                                          ======              ======            ======                ======
Total return(+)                                            (4.70)%++            5.56%            13.31%                 1.67%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.21%+              1.21%             1.21%                 1.21%+
  Net investment income                                     0.76%+              0.56%             0.57%                 0.86%+
Portfolio turnover                                            48%                 58%               43%                   49%
Net assets at end of period (000 omitted)                $11,120             $13,361           $10,915                  $536

(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

      Net investment income                               $ 0.05              $ 0.08            $ 0.08                $ 0.03
      Ratios (to average net assets):
        Expenses##                                          1.28%+              1.30%             1.32%                 1.34%+
        Net investment income                               0.69%+              0.47%             0.45%                 0.72%+

  * For the period from the inception of Class A, August 7, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                 SEPTEMBER 30,                  PERIOD ENDED
                                                SIX MONTHS ENDED         -----------------------------         SEPTEMBER 30,
                                                  MARCH 31, 2000                1999              1998                 1997*
                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $16.23              $16.81            $16.43                $16.24
                                                          ------              ------            ------                ------
Income from investment operations# -
  Net investment income (loss)(S)                         $ 0.01              $(0.02)           $(0.01)               $(0.01)
  Net realized and unrealized gain (loss) on
    investments                                            (0.68)               0.88              1.94                  0.20
                                                          ------              ------            ------                ------
      Total from investment operations                    $(0.67)             $ 0.86            $ 1.93                $ 0.19
                                                          ------              ------            ------                ------
Less distributions declared to shareholders -
  From net investment income                              $ --                $(0.06)           $(0.16)               $ --
  From net realized gain on investments                    (2.28)              (1.38)            (1.39)                 --
                                                          ------              ------            ------                ------
      Total distributions declared to shareholders        $(2.28)             $(1.44)           $(1.55)               $ --
                                                          ------              ------            ------                ------
Net asset value - end of period                           $13.28              $16.23            $16.81                $16.43
                                                          ======              ======            ======                ======
Total return                                               (5.08)%++            4.86%            12.65%                 1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.86%+              1.86%             1.86%                 1.86%+
  Net investment income (loss)                              0.12%+             (0.10)%           (0.05)%               (0.37)%+
Portfolio turnover                                            48%                 58%               43%                   49%
Net assets at end of period (000 omitted)                 $2,511              $3,448            $2,405                   $17

(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                 $ --                $(0.04)           $(0.03)               $(0.01)
      Ratios (to average net assets):
        Expenses##                                          1.93%+              1.95%             1.97%                 1.99%+
        Net investment income (loss)                        0.05%+             (0.19)%           (0.17)%               (0.52)%+

  * For the period from the inception of Class B, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                 SEPTEMBER 30,                  PERIOD ENDED
                                                SIX MONTHS ENDED         -----------------------------         SEPTEMBER 30,
                                                  MARCH 31, 2000                1999              1998                 1997*
                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $16.21              $16.80            $16.43                $16.24
                                                          ------              ------            ------                ------
Income from investment operations# -
  Net investment income (loss)(S)                         $ 0.01              $(0.02)           $(0.02)               $ 0.01
  Net realized and unrealized gain (loss) on
    investments                                            (0.67)               0.88              1.95                  0.18
                                                          ------              ------            ------                ------
      Total from investment operations                    $(0.66)             $ 0.86            $ 1.93                $ 0.19
                                                          ------              ------            ------                ------
Less distributions declared to shareholders -
  From net investment income                              $(0.04)             $(0.07)           $(0.17)               $ --
  From net realized gain on investments                    (2.28)              (1.38)            (1.39)                 --
                                                          ------              ------            ------                ------
      Total distributions declared to shareholders        $(2.32)             $(1.45)           $(1.56)               $ --
                                                          ------              ------            ------                ------
Net asset value - end of period                           $13.23              $16.21            $16.80                $16.43
                                                          ======              ======            ======                ======
Total return                                               (5.01)%++            4.92%            12.70%                 1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.86%+              1.86%             1.86%                 1.86%+
  Net investment income (loss)                              0.10%+             (0.10)%           (0.10)%                0.63%+
Portfolio turnover                                            48%                 58%               43%                   49%
Net assets at end of period (000 omitted)                 $1,085              $1,581            $1,067                    $4

(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment (loss) per share and the ratios would have been:

      Net investment income (loss)                        $ --                $(0.04)           $(0.04)              $  0.01
      Ratios (to average net assets):
        Expenses##                                          1.93%+              1.95%             1.97%                 1.99%+
        Net investment income (loss)                        0.03%+             (0.19)%           (0.22)%                0.49%+

  * For the period from the inception of Class C, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                   MARCH 31, 2000             1999            1998            1997          1996          1995
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                   $16.47           $16.96          $16.43          $13.85        $11.85        $ 9.64
                                           ------           ------          ------          ------        ------        ------
Income from investment operations# -
  Net investment income(S)                 $ 0.08           $ 0.16          $ 0.16          $ 0.17        $ 0.18        $ 0.17
  Net realized and unrealized gain
    (loss) on investments                   (0.68)            0.88            1.94            4.01          2.25          2.14
                                           ------           ------          ------          ------        ------        ------
      Total from investment
        operations                         $(0.60)          $ 1.04          $ 2.10          $ 4.18        $ 2.43        $ 2.31
                                           ------           ------          ------          ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.15)          $(0.15)         $(0.18)         $(0.19)       $(0.15)       $(0.10)
  From net realized gain on
    investments                             (2.28)           (1.38)          (1.39)          (1.41)        (0.28)         --
                                           ------           ------          ------          ------        ------        ------
      Total distributions declared
        to shareholders                    $(2.43)          $(1.53)         $(1.57)         $(1.60)       $(0.43)       $(0.10)
                                           ------           ------          ------          ------        ------        ------
Net asset value - end of period            $13.44           $16.47          $16.96          $16.43        $13.85        $11.85
                                           ======           ======          ======          ======        ======        ======
Total return                                (4.54)%++         5.97%          13.74%          32.51%        20.96%        24.21%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                 0.86%+           0.86%           0.86%           0.98%         1.01%         1.03%
  Net investment income                      1.10%+           0.90%           0.95%           1.12%         1.36%         1.58%
Portfolio turnover                             48%              58%             43%             49%           81%          125%
Net assets at end of period (000
  omitted)                                $58,938          $85,880         $76,408         $68,527       $49,318       $35,842

(S) Effective February 1, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management fees. In consideration, the Fund pays the investment adviser a fee not greater than 0.20% of average daily net assets. Prior to
    February 1, 1997, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

      Net investment income                $ 0.07           $ 0.14          $ 0.14          $ 0.15        $ 0.18        $ 0.16
      Ratios (to average net assets):
        Expenses##                           0.93%+           0.95%           0.97%           1.11%         1.03%         1.12%
        Net investment income                1.03%+           0.81%           0.83%           0.98%         1.33%         1.49%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Series Trust XI. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At March 31, 2000, there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Fund's average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 2000, the aggregate unreimbursed expenses paid by MFS amounted to $105,359.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of who receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative service agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0015%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,594 for the six months ended March 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $739 for the six months ended March 31, 2000. Fees incurred under the distribution plan during the six months March 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5 and $3 for Class B and Class C shares, respectively, for the six months ended March 31, 2000. Fees incurred under the distribution plan during the six months ended March 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sale charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2000, were $0, $1,491, and $241 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $38,425,327 and $56,096,627 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $64,761,496
                                                                  -----------
Gross unrealized appreciation                                     $12,617,349
Gross unrealized depreciation                                      (3,224,271)
                                                                  -----------
    Net unrealized appreciation                                   $ 9,393,078
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      SIX MONTHS ENDED MARCH 31, 2000                YEAR ENDED SEPTEMBER 30, 1999
                                      -------------------------------                -----------------------------
                                            SHARES             AMOUNT                     SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                                325,224      $   4,539,396                    597,540       $10,381,908
Shares issued to shareholders in
  reinvestment of distributions            109,842          1,560,851                     26,061           440,486
Shares reacquired                         (419,915)        (5,704,896)                  (452,782)       (7,955,967)
                                        ----------      -------------                   --------       -----------
    Net increase                            15,151      $     395,351                    170,819       $ 2,866,427
                                        ==========      =============                   ========       ===========

Class B Shares
                                      SIX MONTHS ENDED MARCH 31, 2000                YEAR ENDED SEPTEMBER 30, 1999
                                      -------------------------------                -----------------------------
                                            SHARES             AMOUNT                     SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                                 31,302      $     456,633                    123,213       $ 2,145,359
Shares issued to shareholders in
  reinvestment of distributions             31,735            449,995                     11,183           188,553
Shares reacquired                          (86,400)        (1,216,904)                   (65,035)       (1,159,729)
                                        ----------      -------------                   --------       -----------
    Net increase (decrease)                (23,363)     $    (310,276)                    69,361       $ 1,174,183
                                        ==========      =============                   ========       ===========

Class C Shares
                                      SIX MONTHS ENDED MARCH 31, 2000                YEAR ENDED SEPTEMBER 30, 1999
                                      -------------------------------                -----------------------------
                                            SHARES             AMOUNT                     SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                                 98,068      $   1,525,749                     37,193       $   649,762
Shares issued to shareholders in
  reinvestment of distributions             21,344            301,374                      5,515            92,586
Shares reacquired                         (134,863)        (1,860,183)                    (8,704)         (150,360)
                                        ----------      -------------                   --------       -----------
    Net increase (decrease)                (15,451)     $     (33,060)                    34,004       $   591,988
                                        ==========      =============                   ========       ===========

Class I Shares
                                      SIX MONTHS ENDED MARCH 31, 2000                YEAR ENDED SEPTEMBER 30, 1999
                                      -------------------------------                -----------------------------
                                            SHARES             AMOUNT                     SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                                 29,594      $     417,164                    363,605       $ 6,341,173
Shares issued to shareholders in
  reinvestment of distributions            679,226          9,712,930                    404,208         6,859,447
Shares reacquired                       (1,539,863)       (24,972,051)                   (57,668)       (1,011,593)
                                        ----------      -------------                   --------       -----------
    Net increase (decrease)               (831,043)     $ (14,841,957)                   710,145       $12,189,027
                                        ==========      =============                   ========       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended March 31, 2000, was $421. The Fund had no borrowings during the period.

MFS(R) UNION STANDARD(R) EQUITY FUND

TRUSTEES                                                 INVESTOR INFORMATION
Jeffrey L. Shames*                                       For information on MFS mutual funds, call your
Chairman and Chief Executive Officer                     investment professional or, for an information
MFS Investment Management                                kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Nelson J. Darling, Jr.                                   (or leave a message anytime).
Professional Trustee
                                                         INVESTOR SERVICE
William R. Gutow                                         MFS Service Center, Inc.
Private Investor,                                        P.O. Box 2281
Vice Chairman, Capitol Entertainment                     Boston, MA 02107-9906
Management Company; Real Estate Consultant
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from
Massachusetts Financial Services Company                 8 a.m. to 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired,
                                                         call toll free: 1-800-637-6576 any business day
DISTRIBUTOR                                              from 9 a.m. to 5 p.m. Eastern time. (To use
MFS Fund Distributors, Inc.                              this service, your phone must be equipped with
500 Boylston Street                                      a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGERS
Lisa B. Nurme*                                           WORLD WIDE WEB
James M. Perkins*                                        www.mfs.com

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company


* MFS Investment Management

MFS(R) UNION STANDARD(R) EQUITY FUND                            ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                              USE-3  5/00  7.3M  84/284/384/884